Exhibit 99.1

STATEMENT OF OPERATIONS (Unaudited)
(In thousands except statistical data)	Three months ended March 31, 2008	Three months ended March 31, 2007
REVENUES
ROOM REVENUE	$58,120	$55,485
OTHER REVENUE	5,077	4,694
REIMBURSED EXPENSES	1,094	—

TOTAL REVENUES	$64,291	$60,179

EXPENSES
DIRECT OPERATING EXPENSE	$16,228	$14,827
OTHER HOTEL OPERATING EXPENSES	24,306	22,781
GENERAL AND ADMINISTRATIVE	1,361	1,380
REIMBURSED EXPENSES	1,094	—
DEPRECIATION	7,483	6,762
INTEREST, NET	289	648

TOTAL EXPENSES	$50,761	$46,398

NET INCOME	$13,530	$13,781

NET INCOME PER SHARE	$0.15	$0.15

FUNDS FROM OPERATIONS (A)
NET INCOME	$13,530	$13,781
DEPRECIATION OF REAL ESTATE OWNED	7,082	6,550

FUNDS FROM OPERATIONS	$20,612	$20,331

FFO PER SHARE	$0.23	$0.23

WEIGHTED-AVERAGE SHARES OUTSTANDING	90,368	89,346

OPERATING STATISTICS
OCCUPANCY	70%	72%
AVERAGE DAILY RATE	$116	$110
REVPAR	$81	$79
NUMBER OF HOTELS OWNED	68	67
DIVIDENDS PER SHARE	$0.224	$0.220

BALANCE SHEET HIGHLIGHTS (Unaudited)
(In thousands)	March 31, 2008	December 31, 2007
ASSETS
INVESTMENT IN HOTELS, NET	$835,804	$820,468
CASH AND CASH EQUIVALENTS	8,401	33,261
OTHER ASSETS	33,122	28,928

TOTAL ASSETS	$877,327	$882,657

LIABILITIES AND SHAREHOLDERS’ EQUITY
NOTES PAYABLE	$51,385	$51,679
OTHER LIABILITIES	11,941	14,734

TOTAL LIABILITIES	63,326	66,413
TOTAL SHAREHOLDERS’ EQUITY	814,001	816,244

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$877,327	$882,657

(a)	Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles – GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization. The company considers FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the company’s activities in accordance with GAAP. FFO is not necessarily indicative of cash available to fund cash needs.

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at March 31, 2008 and the results of operations for the interim period ended March 31, 2008. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple REIT Six, Inc. 2007 Annual Report.

MARKET DIVERSITY

Portfolio of hotels

STATE / CITY
ALABAMA
Birmingham, Dothan (2), Huntsville (2), Montgomery, Tuscaloosa (2)
ALASKA
Anchorage (3)
ARIZONA
Phoenix, Tempe (2)
CALIFORNIA
Arcadia (2), Bakersfield, Folsom, Foothill Ranch, Lake Forest, Milpitas, Roseville, San Francisco
COLORADO
Boulder, Denver (2)
CONNECTICUT	ABOVE: HILTON GARDEN INN, FOLSOM, CA
Farmington, Rocky Hill, Wallingford
FLORIDA
Clearwater, Lakeland, Lake Mary, Orange Park, Panama City, Pensacola (3), Tallahassee
GEORGIA
Albany, Columbus, Savannah, Valdosta
NEW JERSEY
Mt. Olive, Somerset
NEW YORK
Saratoga Springs
NORTH CAROLINA
Roanoke Rapids
OREGON
Hillsboro (3), Portland
PENNSYLVANIA
Pittsburgh
SOUTH CAROLINA
Myrtle Beach
TENNESSEE
Nashville
TEXAS
Arlington (2), Dallas, Fort Worth (3), Laredo (2), Las Colinas, McAllen
VIRGINIA
Fredericksburg
WASHINGTON
Kent, Mukilteo, Redmond, Renton

DEAR SHAREHOLDER

GLADE M. KNIGHT

It is my pleasure to share with you first quarter operational results from the 68 hotels within the Apple REIT Six portfolio. The Company is off to a good start in 2008 and expects modest growth for the remainder of the year.

Our Marriott- and Hilton-branded hotels reported average daily rates (ADR) of $116 during the first quarter of this year. This represents more than a five percent increase in rates over the same period in 2007. In connection with this average daily rate increase, our occupancy levels experienced a variance of two percentage points year-over-year, from 72 percent in 2007 to 70 percent in 2008. Revenue per available room (RevPAR) for the first quarter of 2008 was more than two percent ahead of RevPAR for the same period in 2007, at $81 and $79, respectively.

An important element of our asset management strategy has been to minimize hotel operating expense increases while maintaining the exceptional service for which our hotel brands are known. Solid rate growth at our hotels coupled with diligent cost management practices resulted in funds from operations (FFO) for the three month period ending March 31, 2008, of $20.6 million, more than one percent ahead of FFO for the same period in 2007 and equivalent to $0.23 per share. The Company distributed dividends of $0.224 per share during the first quarter of 2008. This amount, based on an $11 share price, reflects the recent increase in your annual dividend rate from eight percent to 8.2 percent.

As we have reported, Apple REIT Six is aligned with two of the hotel industry’s leading brands, Marriott® and Hilton®. Each year these world renowned brands receive numerous industry awards and I am pleased to report that 2008 seems to be no different. FORTUNE Magazine recently named Marriott International the “Most Admired Hotel Company” for the ninth consecutive year. Marriott was selected for this honor by executives, directors, and analysts within the hotel industry, based on essential business principles including people management, use of corporate assets, social responsibility, quality of management, financial soundness, long-term investment and service quality. Additionally, the Hilton Garden Inn was recently named the leading mid-price hotel brand by Business Travel News’ 2008 Business U.S. Hotel Chain Survey. Hilton Garden Inn was selected based on the high quality of its business amenities, overall price-value relationship and physical appearance.

Although mixed reports abound regarding the state of our nation’s economy, we are cautiously optimistic that operating results will out pace last year’s tremendous performance. I look forward to sharing our progress with you in upcoming shareholder reports. As always, thank you for your investment.

Sincerely,

Glade M. Knight

Chairman and Chief Executive Officer

This quarterly report contains forward—looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include: the availability and terms of financing; changes in national, regional and local economies and business conditions; competitors within the hotel industry; and the ability of the company to implement its acquisition strategy and operating strategy and to manage planned growth.

In addition, the timing and amounts of distributions to common shareholders are within the discretion of the company’s board of directors. Although the company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate; therefore, there can be no assurance that such statements included in this quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the company or any other person that the results or conditions described in such statements or the objectives and plans of the company will be achieved.

CORPORATE PROFILE

Apple REIT Six, Inc. is a real estate investment trust (REIT) focused on the ownership of hotels. Our hotels operate under the Marriott®, Courtyard® by Marriott®, Fairfield Inn® by Marriott®, Residence Inn® by Marriott ®, SpringHill Suites® by Marriott®, TownePlace Suites® by Marriott®, Homewood Suites by Hilton®, Hilton Garden Inn®, Hampton Inn® and Hampton Inn and Suites® brands. Our focus is to acquire high-quality real estate that generates attractive returns for our shareholders. As of the printing of this report, our portfolio consisted of 68 hotels, containing a total of 7,897 guestrooms in 18 states.

MISSION

Apple REIT Six is a premier investment company committed to providing maximum value for our shareholders.

CORPORATE HEADQUARTERS

814 East Main Street

Richmond, VA 23219

(804) 344-8121

(804) 344-8129 FAX

www.applereitsix.com

INVESTOR INFORMATION

For additional information, please contact:

Kelly Clarke, Director, Investor Services

804-727-6321 or

KClarke@applereit.com

COVER: HILTON GARDEN INN • SARATOGA SPRINGS, NY

BACK: HOMEWOOD SUITES • WALLINGFORD, CT

“Marriott®,” “Courtyard® by Marriott ®,” “SpringHill Suites® by Marriott®,” “Fairfield Inn® by Marriott®,” “TownePlace Suites® by Marriott®” and “Residence Inn® by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott” mean Marriott International, Inc. and all of its affiliates and subsidiaries and their respective officers, directors, agents, employees, accountants and attorneys. Marriott is not responsible for the content of this report, whether relating to the hotel information, operating information, financial information, Marriott’s relationship with Apple REIT Six or otherwise. Marriott was not involved in anyway whether as an “issuer” or “underwriter” or otherwise in the Apple REIT Six offering and received no proceeds from the offering. Marriott has not expressed any approval or disapproval regarding this report, and the grant by Marriott of any franchise or other rights to Apple REIT Six shall not be construed as any expression of approval or disapproval. Marriott has not assumed and shall not have any liability in connection with this report.

“Hampton Inn®,” “Hampton Inn & Suites®,” “Hilton Garden Inn®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Hotels Corporation or one of its affiliates. All references to “Hilton” mean Hilton Hotels Corporation and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton is not responsible for the content of this report, whether relating to hotel information, operating information, financial information, Hilton’s relationship with Apple REIT Six, or otherwise. Hilton was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple REIT Six offering and received no proceeds from the offering. Hilton has not expressed any approval or disapproval regarding this report, and the grant by Hilton of any franchise or other rights to Apple REIT Six shall not be construed as any expression of approval or disapproval. Hilton has not assumed and shall not have any liability in connection with this report.